Second Quarter 2014

Statistical Supplement

unum GROUP®

Unum Group
Statistical Supplement Second Quarter 2014

 TABLE OF CONTENTS
(dollars in millions, except share data and where noted)
Interim Results are Unaudited

Unum Group Financial Highlights

	Three Months Ended		Six Months Ended		Year Ended
	6/30/2014	6/30/2013	6/30/2014	6/30/2013	12/31/2013	12/31/2012
Consolidated U.S. GAAP Results¹

Premium Income	$1,943.6	$1,905.8	$3,882.1	$3,836.7	$7,624.7	$7,716.1

Operating Revenue	$2,627.6	$2,588.6	$5,232.4	$5,203.1	$10,347.0	$10,459.2
Net Realized Investment Gain	25.9	13.3	32.2	23.6	6.8	56.2

Revenue	$2,653.5	$2,601.9	$5,264.6	$5,226.7	$10,353.8	$10,515.4

Net Income	$242.5	$218.6	$471.4	$431.2	$858.1	$894.4
Net Income Per Share:
Basic	$0.94	$0.82	$1.83	$1.61	$3.24	$3.18
Assuming Dilution	$0.94	$0.82	$1.82	$1.61	$3.23	$3.17

Operating Return on Equity
Unum US	14.0%	13.6%	13.6%	13.5%	13.6%	13.8%
Unum UK	18.6%	17.5%	18.5%	13.9%	14.0%	12.2%
Colonial Life	17.1%	16.7%	17.6%	17.3%	16.5%	16.8%
Core Operating Segments	15.1%	14.6%	14.9%	14.2%	14.2%	14.1%
Consolidated	11.3%	11.6%	11.2%	11.6%	11.4%	12.3%

Assets			$62,218.1	$59,366.2	$59,403.6	$62,236.1
Stockholders' Equity			$9,243.7	$8,380.6	$8,659.1	$8,612.6

Traditional U.S. Life Insurance Companies' Statutory Results²
After-tax Operating Income	$170.9	$190.4	$301.0	$384.2	$679.6	$649.8
Unclaimed Death Benefits Reserve Increase, After Tax	—	—	—	—	(62.1)	—

Net Gain from Operations, After Tax	170.9	190.4	301.0	384.2	617.5	649.8
Net Realized Investment Gain (Loss), After Tax	(0.3)	(11.8)	2.5	(25.1)	(33.0)	(25.3)

Net Income	$170.6	$178.6	$303.5	$359.1	$584.5	$624.5

Capital and Surplus			$3,473.8	$3,481.5	$3,450.5	$3,426.5

Weighted Average Risk-based Capital Ratio			401%	398%	405%	396%
1 Generally Accepted Accounting Principles
2 Our traditional U.S. life insurance companies are Provident Life and Accident Insurance Company, Unum Life Insurance Company of America, The Paul Revere Life Insurance Company, Colonial Life & Accident Insurance Company, Provident Life and Casualty Insurance Company, First Unum Life Insurance Company, and The Paul Revere Variable Annuity Insurance Company.

Unum Group Capital Metrics

	6/30/2014		6/30/2013		12/31/2013		12/31/2012
	(in millions)	per share	(in millions)	per share	(in millions)	per share	(in millions)	per share
Book Value
Total Stockholders' Equity, As Reported	$9,243.7	$36.28	$8,380.6	$31.80	$8,659.1	$33.30	$8,612.6	$31.87
Net Unrealized Gain on Securities	501.2	1.97	295.6	1.12	135.7	0.52	873.5	3.23
Net Gain on Cash Flow Hedges	369.5	1.44	405.5	1.54	396.3	1.52	401.6	1.48
Subtotal	8,373.0	32.87	7,679.5	29.14	8,127.1	31.26	7,337.5	27.16
Foreign Currency Translation Adjustment	(9.3)	(0.03)	(141.6)	(0.53)	(47.1)	(0.18)	(72.6)	(0.26)
Subtotal	8,382.3	32.90	7,821.1	29.67	8,174.2	31.44	7,410.1	27.42
Unrecognized Pension and Postretirement Benefit Costs	(229.5)	(0.90)	(342.8)	(1.30)	(229.9)	(0.88)	(574.5)	(2.13)
Total Stockholders' Equity, Excluding Accumulated Other Comprehensive Income (AOCI)	$8,611.8	$33.80	$8,163.9	$30.97	$8,404.1	$32.32	$7,984.6	$29.55

Dividends Paid	$75.7	$0.290	$70.4	$0.260	$146.5	$0.550	$133.8	$0.470

	Three Months Ended		Six Months Ended		Year Ended
	6/30/2014	6/30/2013	6/30/2014	6/30/2013	12/31/2013	12/31/2012
Shares Repurchased (millions)	2.9	3.6	5.8	7.3	11.2	23.6
Cost of Shares Repurchased (millions)(1)	$100.0	$98.4	$200.1	$193.5	$318.6	$500.6
Price (UNM closing price on last trading day of period)			$34.76	$29.37	$35.08	$20.82

Leverage Ratio			24.0%	24.1%	23.0%	25.3%

Holding Company Cash and Marketable Securities			$616	$597	$514	$805

(1) Includes commissions of $0.1 million and $0.1 million for the three and six months ended June 30, 2014 and 2013, respectively, and commissions of $0.2 million and $0.6 million for the years ended December 31, 2013 and 2012, respectively.

Unum Group Ratings

	AM Best	Fitch	Moody's	S&P
Issuer Credit Ratings	bbb (Good)	BBB (Good)	Baa2 (Adequate)	BBB (Adequate)

Financial Strength Ratings
Provident Life and Accident	A (Excellent)	A (Strong)	A2 (Good)	A (Strong)
Unum Life of America	A (Excellent)	A (Strong)	A2 (Good)	A (Strong)
Colonial Life & Accident	A (Excellent)	A (Strong)	A2 (Good)	A (Strong)
Paul Revere Life	A (Excellent)	A (Strong)	A2 (Good)	A (Strong)
Unum Limited	Not Rated	Not Rated	Not Rated	A- (Strong)

Unum Group Consolidated Statements of Income

	Three Months Ended		Six Months Ended		Year Ended
	6/30/2014	6/30/2013	6/30/2014	6/30/2013	12/31/2013	12/31/2012
Revenue
Premium Income	$1,943.6	$1,905.8	$3,882.1	$3,836.7	$7,624.7	$7,716.1
Net Investment Income	629.1	626.1	1,241.6	1,247.2	2,492.1	2,515.2
Net Realized Investment Gain	25.9	13.3	32.2	23.6	6.8	56.2
Other Income	54.9	56.7	108.7	119.2	230.2	227.9
Total Revenue	2,653.5	2,601.9	5,264.6	5,226.7	10,353.8	10,515.4

Benefits and Expenses
Benefits and Change in Reserves for Future Benefits	1,653.4	1,661.8	3,284.7	3,310.3	6,595.7	6,722.2
Commissions	229.2	220.8	465.2	459.0	909.5	917.2
Interest and Debt Expense - Non-recourse Debt	1.8	2.1	3.7	4.4	8.5	11.5
Interest and Debt Expense - All Other Debt	50.9	35.2	86.9	70.0	140.9	133.9
Deferral of Acquisition Costs	(124.8)	(113.3)	(253.8)	(231.5)	(466.8)	(467.3)
Amortization of Deferred Acquisition Costs	106.4	101.3	225.0	225.1	418.9	378.7
Other Expenses	390.1	382.5	779.9	774.1	1,541.9	1,569.7
Total Benefits and Expenses	2,307.0	2,290.4	4,591.6	4,611.4	9,148.6	9,265.9

Income Before Income Tax	346.5	311.5	673.0	615.3	1,205.2	1,249.5
Income Tax Expense	104.0	92.9	201.6	184.1	347.1	355.1

Net Income	$242.5	$218.6	$471.4	$431.2	$858.1	$894.4

Average Weighted Shares Outstanding
Basic	256.8	265.6	258.1	267.5	264.7	281.4
Assuming Dilution	257.9	266.7	259.3	268.5	265.9	281.8

Actual Number of Shares Outstanding			254.8	263.6	260.0	270.2

Unum Group Sales Data for Unum US Segment

	Three Months Ended			Six Months Ended			Year Ended
	6/30/2014	6/30/2013	% Change	6/30/2014	6/30/2013	% Change	12/31/2013	12/31/2012
Sales by Product
Group Disability and Group Life and AD&D
Group Long-term Disability	$46.8	$32.8	42.7%	$79.5	$63.9	24.4%	$173.3	$182.2
Group Short-term Disability	23.3	18.7	24.6	43.1	34.5	24.9	101.9	97.4
Group Life and AD&D	62.3	36.5	70.7	103.6	73.3	41.3	199.4	207.5
Subtotal	132.4	88.0	50.5	226.2	171.7	31.7	474.6	487.1
Supplemental and Voluntary
Individual Disability - Recently Issued	11.7	10.2	14.7	26.3	25.4	3.5	52.2	57.0
Voluntary Benefits	39.9	33.2	20.2	143.2	131.8	8.6	218.8	216.4
Subtotal	51.6	43.4	18.9	169.5	157.2	7.8	271.0	273.4
Total Sales	$184.0	$131.4	40.0	$395.7	$328.9	20.3	$745.6	$760.5

Sales by Market Sector
Group Disability and Group Life and AD&D
Core Market (< 2,000 lives)	$91.4	$65.2	40.2%	$151.4	$116.7	29.7%	$324.4	$334.9
Large Case Market	41.0	22.8	79.8	74.8	55.0	36.0	150.2	152.2
Subtotal	132.4	88.0	50.5	226.2	171.7	31.7	474.6	487.1
Supplemental and Voluntary	51.6	43.4	18.9	169.5	157.2	7.8	271.0	273.4
Total Sales	$184.0	$131.4	40.0	$395.7	$328.9	20.3	$745.6	$760.5

Unum Group Sales Data for Unum UK Segment

	Three Months Ended			Six Months Ended			Year Ended
(in millions of dollars)	6/30/2014	6/30/2013	% Change	6/30/2014	6/30/2013	% Change	12/31/2013	12/31/2012
Sales by Product
Group Long-term Disability	$14.8	$13.8	7.2%	$27.1	$24.7	9.7%	$50.5	$51.2
Group Life	5.4	6.8	(20.6)	9.4	11.3	(16.8)	21.4	38.0
Supplemental	0.9	1.1	(18.2)	1.9	2.1	(9.5)	3.9	4.9
Total Sales	$21.1	$21.7	(2.8)	$38.4	$38.1	0.8	$75.8	$94.1

Sales by Market Sector
Group Long-term Disability and Group Life
Core Market (< 500 lives)	$12.6	$10.6	18.9%	$20.2	$19.1	5.8%	$38.9	$38.7
Large Case Market	7.6	10.0	(24.0)	16.3	16.9	(3.6)	33.0	50.5
Subtotal	20.2	20.6	(1.9)	36.5	36.0	1.4	71.9	89.2
Supplemental	0.9	1.1	(18.2)	1.9	2.1	(9.5)	3.9	4.9
Total Sales	$21.1	$21.7	(2.8)	$38.4	$38.1	0.8	$75.8	$94.1

(in millions of pounds)
Sales by Product
Group Long-term Disability	£8.9	£9.0	(1.1)%	£16.3	£16.0	1.9%	£32.2	£32.3
Group Life	3.2	4.5	(28.9)	5.6	7.4	(24.3)	13.7	24.1
Supplemental	0.5	0.7	(28.6)	1.1	1.3	(15.4)	2.5	3.1
Total Sales	£12.6	£14.2	(11.3)	£23.0	£24.7	(6.9)	£48.4	£59.5

Sales by Market Sector
Group Long-term Disability and Group Life
Core Market (< 500 lives)	£7.6	£6.9	10.1%	£12.1	£12.4	(2.4)%	£24.9	£24.4
Large Case Market	4.5	6.6	(31.8)	9.8	11.0	(10.9)	21.0	32.0
Subtotal	12.1	13.5	(10.4)	21.9	23.4	(6.4)	45.9	56.4
Supplemental	0.5	0.7	(28.6)	1.1	1.3	(15.4)	2.5	3.1
Total Sales	£12.6	£14.2	(11.3)	£23.0	£24.7	(6.9)	£48.4	£59.5

5. 1

Unum Group Sales Data for Colonial Life Segment

	Three Months Ended			Six Months Ended			Year Ended
	6/30/2014	6/30/2013	% Change	6/30/2014	6/30/2013	% Change	12/31/2013	12/31/2012
Sales by Product
Accident, Sickness, and Disability	$57.3	$54.5	5.1%	$104.0	$98.4	5.7%	$238.2	$233.0
Life	18.3	15.8	15.8	32.5	29.3	10.9	68.1	67.3
Cancer and Critical Illness	15.0	13.8	8.7	26.1	24.0	8.8	61.3	61.6
Total Sales	$90.6	$84.1	7.7	$162.6	$151.7	7.2	$367.6	$361.9

Sales by Market Sector
Commercial
Core Market (< 1,000 lives)	$63.8	$58.6	8.9%	$115.5	$109.4	5.6%	$246.0	$248.3
Large Case Market	10.0	9.6	4.2	19.7	15.3	28.8	49.0	40.9
Total Commercial Sales	73.8	68.2	8.2	135.2	124.7	8.4	295.0	289.2
Public Sector	16.8	15.9	5.7	27.4	27.0	1.5	72.6	72.7
Total Sales	$90.6	$84.1	7.7	$162.6	$151.7	7.2	$367.6	$361.9

5. 2

Unum Group Consolidated Balance Sheets

	June 30	December 31
	2014	2013
Assets
Investments
Fixed Maturity Securities	$44,900.9	$42,344.4
Mortgage Loans	1,823.8	1,815.1
Policy Loans	3,222.4	3,276.0
Other Long-term Investments	570.8	566.0
Short-term Investments	1,047.0	913.4
Total Investments	51,564.9	48,914.9

Other Assets
Cash and Bank Deposits	112.0	94.1
Accounts and Premiums Receivable	1,641.8	1,647.8
Reinsurance Recoverable	4,854.2	4,806.5
Accrued Investment Income	796.2	700.2
Deferred Acquisition Costs	1,845.8	1,829.2
Goodwill	201.3	200.9
Property and Equipment	528.3	511.9
Income Tax Receivable	—	50.3
Other Assets	673.6	647.8
Total Assets	$62,218.1	$59,403.6

Liabilities
Policy and Contract Benefits	$1,564.0	$1,511.0
Reserves for Future Policy and Contract Benefits	44,673.7	43,099.1
Unearned Premiums	521.5	413.8
Other Policyholders’ Funds	1,685.9	1,658.4
Income Tax Payable	14.6	—
Deferred Income Tax	419.7	144.3
Short-term Debt	57.4	76.5
Long-term Debt - Non-recourse	410.0	440.0
Long-term Debt - All Other	2,382.0	2,172.0
Other Liabilities	1,245.6	1,229.4
Total Liabilities	52,974.4	50,744.5

Stockholders’ Equity
Common Stock	36.1	36.1
Additional Paid-in Capital	2,646.2	2,634.1
Accumulated Other Comprehensive Income	631.9	255.0
Retained Earnings	8,478.9	8,083.2
Treasury Stock	(2,549.4)	(2,349.3)
Total Stockholders’ Equity	9,243.7	8,659.1
Total Liabilities and Stockholders’ Equity	$62,218.1	$59,403.6

Unum Group Deferred Acquisition Costs by Segment

	Unum US	Unum UK	Colonial Life	Consolidated
Balances at December 31, 2012	$1,024.3	$38.8	$692.4	$1,755.5
Capitalized	252.0	9.8	205.0	466.8
Amortized	(230.0)	(14.7)	(174.2)	(418.9)
Adjustment Related to Unrealized Investment Losses	5.2	—	20.2	25.4
Foreign Currency	—	0.4	—	0.4
Balances at December 31, 2013	1,051.5	34.3	743.4	1,829.2
Capitalized	143.9	4.7	105.2	253.8
Amortized	(130.3)	(6.4)	(88.3)	(225.0)
Adjustment Related to Unrealized Investment Gains	(1.4)	—	(11.7)	(13.1)
Foreign Currency	—	0.9	—	0.9
Balances at June 30, 2014	$1,063.7	$33.5	$748.6	$1,845.8

6. 1

Unum Group Balance Sheets by Segment - June 30, 2014

	Unum US
	Group Disability	Group Life and Accidental Death & Dismemberment	Supplemental and Voluntary	Total Unum US	Unum UK	Colonial Life	Closed Block	Corporate	Consolidated
Assets
Investments	$9,331.4	$2,635.9	$4,146.7	$16,114.0	$3,658.0	$2,598.5	$26,923.0	$2,271.4	$51,564.9
Deferred Acquisition Costs	61.9	54.0	947.8	1,063.7	33.5	748.6	—	—	1,845.8
Goodwill	1.5	—	187.5	189.0	12.3	—	—	—	201.3
All Other	681.1	157.6	525.6	1,364.3	283.2	266.4	6,139.6	552.6	8,606.1
Total Assets	$10,075.9	$2,847.5	$5,807.6	$18,731.0	$3,987.0	$3,613.5	$33,062.6	$2,824.0	$62,218.1

Liabilities
Reserves and Policyholder Benefits	$8,282.3	$1,722.3	$3,663.2	$13,667.8	$3,164.7	$2,108.9	$29,503.7	$—	$48,445.1
Debt	1.0	—	—	1.0	—	—	420.2	2,428.2	2,849.4
All Other	308.8	100.4	367.0	776.2	90.1	255.4	(0.6)	558.8	1,679.9
Total Liabilities	8,592.1	1,822.7	4,030.2	14,445.0	3,254.8	2,364.3	29,923.3	2,987.0	52,974.4

Allocated Stockholders' Equity
Other Allocated Stockholders' Equity	1,483.8	977.8	1,638.4	4,100.0	688.5	1,140.6	2,778.6	(334.7)	8,373.0
Net Unrealized Gain/Loss on Securities and Net Gain on Cash Flow Hedges	—	47.0	139.0	186.0	43.7	108.6	360.7	171.7	870.7
Total Allocated Stockholders' Equity	1,483.8	1,024.8	1,777.4	4,286.0	732.2	1,249.2	3,139.3	(163.0)	9,243.7

Total Liabilities and Allocated Stockholders' Equity	$10,075.9	$2,847.5	$5,807.6	$18,731.0	$3,987.0	$3,613.5	$33,062.6	$2,824.0	$62,218.1

Allocated stockholders' equity is determined on the basis of an internal allocation formula that reflects the volume and risk components of the business and aligns with the Company's target capital levels for regulatory and rating agency purposes. This formula is modified periodically to recognize changes in the views of capital requirements.

6. 2

Unum Group Balance Sheets by Segment - December 31, 2013

	Unum US
	Group Disability	Group Life and Accidental Death & Dismemberment	Supplemental and Voluntary	Total Unum US	Unum UK	Colonial Life	Closed Block	Corporate	Consolidated
Assets
Investments	$9,485.0	$2,478.2	$4,005.7	$15,968.9	$3,413.1	$2,487.6	$25,498.0	$1,547.3	$48,914.9
Deferred Acquisition Costs	55.9	49.9	945.7	1,051.5	34.3	743.4	—	—	1,829.2
Goodwill	1.5	—	187.5	189.0	11.9	—	—	—	200.9
All Other	509.7	204.5	460.7	1,174.9	194.8	251.9	6,066.2	770.8	8,458.6
Total Assets	$10,052.1	$2,732.6	$5,599.6	$18,384.3	$3,654.1	$3,482.9	$31,564.2	$2,318.1	$59,403.6

Liabilities
Reserves and Policyholder Benefits	$8,208.9	$1,689.3	$3,514.0	$13,412.2	$2,940.7	$2,046.9	$28,282.5	$—	$46,682.3
Debt	4.7	—	—	4.7	—	—	455.1	2,228.7	2,688.5
All Other	275.4	65.2	339.3	679.9	66.9	213.2	(87.9)	501.6	1,373.7
Total Liabilities	8,489.0	1,754.5	3,853.3	14,096.8	3,007.6	2,260.1	28,649.7	2,730.3	50,744.5

Allocated Stockholders' Equity
Other Allocated Stockholders' Equity	1,564.3	952.1	1,651.9	4,168.3	622.2	1,147.4	2,698.2	(509.0)	8,127.1
Net Unrealized Gain/Loss on Securities and Net Gain on Cash Flow Hedges	(1.2)	26.0	94.4	119.2	24.3	75.4	216.3	96.8	532.0
Total Allocated Stockholders' Equity	1,563.1	978.1	1,746.3	4,287.5	646.5	1,222.8	2,914.5	(412.2)	8,659.1

Total Liabilities and Allocated Stockholders' Equity	$10,052.1	$2,732.6	$5,599.6	$18,384.3	$3,654.1	$3,482.9	$31,564.2	$2,318.1	$59,403.6

6. 3

Unum Group Financial Results by Segment

	Three Months Ended			Six Months Ended
	6/30/2014	6/30/2013	% Change	6/30/2014	6/30/2013	% Change
Premium Income
Unum US	$1,157.7	$1,131.5	2.3%	$2,310.2	$2,271.2	1.7%
Unum UK	154.0	137.6	11.9	305.7	281.4	8.6
Colonial Life	316.8	307.9	2.9	633.2	615.0	3.0
Closed Block	315.1	328.8	(4.2)	633.0	669.1	(5.4)
	1,943.6	1,905.8	2.0	3,882.1	3,836.7	1.2
Net Investment Income
Unum US	221.2	231.1	(4.3)	447.6	466.8	(4.1)
Unum UK	44.3	45.4	(2.4)	77.9	76.2	2.2
Colonial Life	36.2	34.3	5.5	73.1	74.0	(1.2)
Closed Block	326.5	316.1	3.3	642.8	629.2	2.2
Corporate	0.9	(0.8)	N.M.	0.2	1.0	(80.0)
	629.1	626.1	0.5	1,241.6	1,247.2	(0.4)
Other Income
Unum US	30.3	32.1	(5.6)	61.2	68.8	(11.0)
Unum UK	0.2	(0.1)	N.M.	0.1	—	100.0
Colonial Life	0.1	0.1	—	—	0.1	(100.0)
Closed Block	24.5	23.8	2.9	46.1	47.9	(3.8)
Corporate	(0.2)	0.8	(125.0)	1.3	2.4	(45.8)
	54.9	56.7	(3.2)	108.7	119.2	(8.8)
Total Operating Revenue
Unum US	1,409.2	1,394.7	1.0	2,819.0	2,806.8	0.4
Unum UK	198.5	182.9	8.5	383.7	357.6	7.3
Colonial Life	353.1	342.3	3.2	706.3	689.1	2.5
Closed Block	666.1	668.7	(0.4)	1,321.9	1,346.2	(1.8)
Corporate	0.7	—	100.0	1.5	3.4	(55.9)
	$2,627.6	$2,588.6	1.5	$5,232.4	$5,203.1	0.6

Unum Group Financial Results by Segment - Continued

	Three Months Ended			Six Months Ended
	6/30/2014	6/30/2013	% Change	6/30/2014	6/30/2013	% Change
Benefits and Expenses
Unum US	$1,190.4	$1,180.7	0.8%	$2,389.4	$2,384.7	0.2%
Unum UK	158.9	149.4	6.4	307.6	292.8	5.1
Colonial Life	277.8	271.2	2.4	551.6	542.6	1.7
Closed Block	628.8	639.1	(1.6)	1,255.5	1,289.3	(2.6)
Corporate	49.7	37.1	34.0	84.7	74.2	14.2
	2,305.6	2,277.5	1.2	4,588.8	4,583.6	0.1
Income (Loss) Before Income Tax, Net Realized Investment Gain, and Non-operating Retirement-related Loss
Unum US	218.8	214.0	2.2	429.6	422.1	1.8
Unum UK	39.6	33.5	18.2	76.1	64.8	17.4
Colonial Life	75.3	71.1	5.9	154.7	146.5	5.6
Closed Block	37.3	29.6	26.0	66.4	56.9	16.7
Corporate	(49.0)	(37.1)	(32.1)	(83.2)	(70.8)	(17.5)
	322.0	311.1	3.5	643.6	619.5	3.9
Income Tax Expense	97.6	92.6	5.4	193.5	185.4	4.4

Income Before Net Realized Investment Gain and Non-operating Retirement-related Loss	224.4	218.5	2.7	450.1	434.1	3.7

Net Realized Investment Gain, Net of Tax	19.0	8.6	120.9	23.1	15.3	51.0

Non-operating Retirement-related Loss, Net of Tax	(0.9)	(8.5)	89.4	(1.8)	(18.2)	90.1

Net Income	$242.5	$218.6	10.9	$471.4	$431.2	9.3

7. 1

Unum Group Quarterly Historical Financial Results by Segment

	6/30/14	3/31/14	12/31/13	9/30/13	6/30/13	3/31/13	12/31/12	9/30/12	6/30/12
Premium Income
Unum US	$1,157.7	$1,152.5	$1,121.3	$1,124.6	$1,131.5	$1,139.7	$1,117.6	$1,111.9	$1,115.0
Unum UK	154.0	151.7	137.9	137.3	137.6	143.8	175.5	175.2	173.2
Colonial Life	316.8	316.4	308.1	309.1	307.9	307.1	301.9	299.4	296.9
Closed Block	315.1	317.9	323.4	326.3	328.8	340.3	342.2	342.9	342.5
	1,943.6	1,938.5	1,890.7	1,897.3	1,905.8	1,930.9	1,937.2	1,929.4	1,927.6
Net Investment Income
Unum US	221.2	226.4	229.7	233.1	231.1	235.7	240.5	236.3	236.9
Unum UK	44.3	33.6	42.0	30.3	45.4	30.8	50.3	34.8	49.2
Colonial Life	36.2	36.9	35.1	36.3	34.3	39.7	35.1	33.9	34.0
Closed Block	326.5	316.3	327.7	315.4	316.1	313.1	317.1	307.3	304.5
Corporate	0.9	(0.7)	(5.1)	0.4	(0.8)	1.8	—	6.9	8.9
	629.1	612.5	629.4	615.5	626.1	621.1	643.0	619.2	633.5
Other Income
Unum US	30.3	30.9	29.3	30.2	32.1	36.7	31.5	31.3	30.7
Unum UK	0.2	(0.1)	—	0.1	(0.1)	0.1	—	—	—
Colonial Life	0.1	(0.1)	0.1	—	0.1	—	0.1	—	0.1
Closed Block	24.5	21.6	22.4	23.6	23.8	24.1	21.2	26.4	26.6
Corporate	(0.2)	1.5	5.0	0.3	0.8	1.6	0.6	0.4	1.5
	54.9	53.8	56.8	54.2	56.7	62.5	53.4	58.1	58.9
Total Operating Revenue
Unum US	1,409.2	1,409.8	1,380.3	1,387.9	1,394.7	1,412.1	1,389.6	1,379.5	1,382.6
Unum UK	198.5	185.2	179.9	167.7	182.9	174.7	225.8	210.0	222.4
Colonial Life	353.1	353.2	343.3	345.4	342.3	346.8	337.1	333.3	331.0
Closed Block	666.1	655.8	673.5	665.3	668.7	677.5	680.5	676.6	673.6
Corporate	0.7	0.8	(0.1)	0.7	—	3.4	0.6	7.3	10.4
	$2,627.6	$2,604.8	$2,576.9	$2,567.0	$2,588.6	$2,614.5	$2,633.6	$2,606.7	$2,620.0

Unum Group Quarterly Historical Financial Results by Segment - Continued

	6/30/14	3/31/14	12/31/13	9/30/13	6/30/13	3/31/13	12/31/12	9/30/12	6/30/12
Benefits and Expenses
Unum US	$1,190.4	$1,199.0	$1,153.6	$1,168.1	$1,180.7	$1,204.0	$1,177.4	$1,163.2	$1,169.9
Unum UK	158.9	148.7	144.0	136.4	149.4	143.4	190.8	182.5	192.4
Colonial Life	277.8	273.8	294.0	276.4	271.2	271.4	268.8	264.6	263.4
Closed Block	628.8	626.7	646.7	639.6	639.1	650.2	651.7	651.0	647.9
Corporate	49.7	35.0	39.7	33.6	37.1	37.1	35.2	34.7	36.3
	2,305.6	2,283.2	2,278.0	2,254.1	2,277.5	2,306.1	2,323.9	2,296.0	2,309.9
Income (Loss) Before Income Tax, Net Realized Investment Gain (Loss), and Non-operating Retirement-related Loss
Unum US	218.8	210.8	226.7	219.8	214.0	208.1	212.2	216.3	212.7
Unum UK	39.6	36.5	35.9	31.3	33.5	31.3	35.0	27.5	30.0
Colonial Life	75.3	79.4	49.3	69.0	71.1	75.4	68.3	68.7	67.6
Closed Block	37.3	29.1	26.8	25.7	29.6	27.3	28.8	25.6	25.7
Corporate	(49.0)	(34.2)	(39.8)	(32.9)	(37.1)	(33.7)	(34.6)	(27.4)	(25.9)
	322.0	321.6	298.9	312.9	311.1	308.4	309.7	310.7	310.1
Income Tax Expense	97.6	95.9	82.0	88.3	92.6	92.8	84.7	86.7	84.8

Income Before Net Realized Investment Gain (Loss) and Non-operating Retirement-related Loss	224.4	225.7	216.9	224.6	218.5	215.6	225.0	224.0	225.3

Net Realized Investment Gain (Loss), Net of Tax	19.0	4.1	5.8	(17.2)	8.6	6.7	16.4	13.8	(1.4)

Non-operating Retirement-related Loss, Net of Tax	(0.9)	(0.9)	(1.5)	(1.7)	(8.5)	(9.7)	(7.5)	(7.6)	(7.5)

Net Income	$242.5	$228.9	$221.2	$205.7	$218.6	$212.6	$233.9	$230.2	$216.4

Net Income Per Common Share - Assuming Dilution	$0.94	$0.88	$0.84	$0.78	$0.82	$0.79	$0.85	$0.83	$0.76

8. 1

Unum Group Financial Results for Unum US Segment

	Three Months Ended		Six Months Ended		Year Ended
	6/30/2014	6/30/2013	6/30/2014	6/30/2013	12/31/2013	12/31/2012
Operating Revenue
Premium Income	$1,157.7	$1,131.5	$2,310.2	$2,271.2	$4,517.1	$4,456.5
Net Investment Income	221.2	231.1	447.6	466.8	929.6	952.3
Other Income	30.3	32.1	61.2	68.8	128.3	124.6
Total	1,409.2	1,394.7	2,819.0	2,806.8	5,575.0	5,533.4

Benefits and Expenses
Benefits and Change in Reserves for Future Benefits	814.8	814.7	1,624.3	1,622.6	3,222.4	3,238.6
Commissions	129.7	122.7	266.2	258.6	505.2	507.5
Deferral of Acquisition Costs	(69.6)	(60.2)	(143.9)	(124.2)	(252.0)	(249.2)
Amortization of Deferred Acquisition Costs	59.4	54.8	130.3	131.5	230.0	196.5
Other Expenses	256.1	248.7	512.5	496.2	1,000.8	992.9
Total	1,190.4	1,180.7	2,389.4	2,384.7	4,706.4	4,686.3

Operating Income Including Unclaimed Death Benefits (UDB) and Group Life Waiver of Premium Benefit (Waiver) Reserve Adjustments	218.8	214.0	429.6	422.1	868.6	847.1
UDB Reserve Increase	—	—	—	—	75.4	—
Waiver Reserve Reduction	—	—	—	—	(85.0)	—
Operating Income	$218.8	$214.0	$429.6	$422.1	$859.0	$847.1

Operating Ratios (% of Premium Income):
Benefit Ratio	70.4%	72.0%	70.3%	71.4%	71.3%	72.7%
Benefit Ratio Excluding UDB and Waiver Reserve Adjustments					71.6%
Other Expense Ratio	22.1%	22.0%	22.2%	21.8%	22.2%	22.3%
Income Ratio	18.9%	18.9%	18.6%	18.6%	19.2%	19.0%
Operating Income Ratio	18.9%	18.9%	18.6%	18.6%	19.0%	19.0%

Unum Group Financial Results for Unum US Group Disability

	Three Months Ended		Six Months Ended		Year Ended
	6/30/2014	6/30/2013	6/30/2014	6/30/2013	12/31/2013	12/31/2012
Operating Revenue
Premium Income
Group Long-term Disability	$386.2	$394.8	$769.7	$787.5	$1,553.9	$1,578.8
Group Short-term Disability	137.8	129.1	275.1	260.1	519.6	476.7
Total Premium Income	524.0	523.9	1,044.8	1,047.6	2,073.5	2,055.5
Net Investment Income	128.4	137.7	260.8	279.2	550.1	576.9
Other Income	22.9	22.7	44.7	50.5	95.6	93.7
Total	675.3	684.3	1,350.3	1,377.3	2,719.2	2,726.1

Benefits and Expenses
Benefits and Change in Reserves for Future Benefits	429.1	439.6	861.6	881.0	1,732.9	1,741.6
Commissions	39.8	40.7	81.2	84.3	164.0	159.3
Deferral of Acquisition Costs	(9.1)	(6.9)	(19.0)	(13.6)	(29.6)	(26.3)
Amortization of Deferred Acquisition Costs	6.5	5.2	13.0	10.4	21.1	18.3
Other Expenses	135.4	132.7	271.4	264.3	532.4	540.1
Total	601.7	611.3	1,208.2	1,226.4	2,420.8	2,433.0

Operating Income	$73.6	$73.0	$142.1	$150.9	$298.4	$293.1

Operating Ratios (% of Premium Income):
Benefit Ratio	81.9%	83.9%	82.5%	84.1%	83.6%	84.7%
Other Expense Ratio	25.8%	25.3%	26.0%	25.2%	25.7%	26.3%
Operating Income Ratio	14.0%	13.9%	13.6%	14.4%	14.4%	14.3%

Persistency:
Group Long-term Disability			89.0%	88.5%	87.2%	90.7%
Group Short-term Disability			88.3%	88.5%	88.0%	88.0%

9. 1

Unum Group Financial Results for Unum US Group Life and Accidental Death & Dismemberment

	Three Months Ended		Six Months Ended		Year Ended
	6/30/2014	6/30/2013	6/30/2014	6/30/2013	12/31/2013	12/31/2012
Operating Revenue
Premium Income
Group Life	$313.2	$303.6	$623.1	$605.8	$1,213.9	$1,182.1
Accidental Death & Dismemberment	31.1	30.2	61.7	61.1	121.6	115.3
Total Premium Income	344.3	333.8	684.8	666.9	1,335.5	1,297.4
Net Investment Income	34.2	35.1	69.4	70.8	142.6	146.9
Other Income	0.4	0.4	0.8	0.9	1.8	1.9
Total	378.9	369.3	755.0	738.6	1,479.9	1,446.2

Benefits and Expenses
Benefits and Change in Reserves for Future Benefits	241.5	237.3	480.8	472.6	909.9	936.4
Commissions	28.0	27.2	56.5	55.6	108.9	104.6
Deferral of Acquisition Costs	(7.5)	(5.7)	(14.7)	(11.4)	(24.7)	(22.4)
Amortization of Deferred Acquisition Costs	5.3	3.6	10.6	7.7	15.6	13.6
Other Expenses	50.0	49.6	100.4	98.9	198.2	193.1
Total	317.3	312.0	633.6	623.4	1,207.9	1,225.3

Operating Income Including UDB and Waiver Reserve Adjustments	61.6	57.3	121.4	115.2	272.0	220.9
UDB Reserve Increase	—	—	—	—	49.1	—
Waiver Reserve Reduction	—	—	—	—	(85.0)	—
Operating Income	$61.6	$57.3	$121.4	$115.2	$236.1	$220.9

Operating Ratios (% of Premium Income):
Benefit Ratio	70.1%	71.1%	70.2%	70.9%	68.1%	72.2%
Benefit Ratio Excluding UDB and Waiver Reserve Adjustments					70.8%
Other Expense Ratio	14.5%	14.9%	14.7%	14.8%	14.8%	14.9%
Income Ratio	17.9%	17.2%	17.7%	17.3%	20.4%	17.0%
Operating Income Ratio	17.9%	17.2%	17.7%	17.3%	17.7%	17.0%

Persistency:
Group Life			89.4%	89.1%	88.1%	90.6%
Accidental Death & Dismemberment			90.2%	89.5%	88.8%	90.0%

9. 2

Unum Group Financial Results for Unum US Supplemental and Voluntary

	Three Months Ended		Six Months Ended		Year Ended
	6/30/2014	6/30/2013	6/30/2014	6/30/2013	12/31/2013	12/31/2012
Operating Revenue
Premium Income
Individual Disability - Recently Issued	$116.0	$114.3	$231.9	$234.4	$465.3	$477.6
Voluntary Benefits	173.4	159.5	348.7	322.3	642.8	626.0
Total Premium Income	289.4	273.8	580.6	556.7	1,108.1	1,103.6
Net Investment Income	58.6	58.3	117.4	116.8	236.9	228.5
Other Income	7.0	9.0	15.7	17.4	30.9	29.0
Total	355.0	341.1	713.7	690.9	1,375.9	1,361.1

Benefits and Expenses
Benefits and Change in Reserves for Future Benefits	144.2	137.8	281.9	269.0	579.6	560.6
Commissions	61.9	54.8	128.5	118.7	232.3	243.6
Deferral of Acquisition Costs	(53.0)	(47.6)	(110.2)	(99.2)	(197.7)	(200.5)
Amortization of Deferred Acquisition Costs	47.6	46.0	106.7	113.4	193.3	164.6
Other Expenses	70.7	66.4	140.7	133.0	270.2	259.7
Total	271.4	257.4	547.6	534.9	1,077.7	1,028.0

Operating Income Including UDB Reserve Increase	83.6	83.7	166.1	156.0	298.2	333.1
UDB Reserve Increase	—	—	—	—	26.3	—
Operating Income	$83.6	$83.7	$166.1	$156.0	$324.5	$333.1

Interest Adjusted Loss Ratio:
Individual Disability - Recently Issued	30.6%	31.3%	28.9%	28.2%	29.6%	31.2%

Operating Ratios (% of Premium Income):
Benefit Ratios:
Individual Disability - Recently Issued	52.3%	53.4%	50.7%	49.7%	51.3%	52.4%
Voluntary Benefits	48.2%	48.2%	47.1%	47.3%	53.0%	49.5%
Benefit Ratio Excluding UDB Reserve Increase
Voluntary Benefits					48.9%
Other Expense Ratio	24.4%	24.3%	24.2%	23.9%	24.4%	23.5%
Income Ratio	28.9%	30.6%	28.6%	28.0%	26.9%	30.2%
Operating Income Ratio	28.9%	30.6%	28.6%	28.0%	29.3%	30.2%

Persistency:
Individual Disability - Recently Issued			90.0%	90.7%	90.5%	91.4%
Voluntary Benefits			78.1%	76.5%	77.0%	78.9%

9. 3

Unum Group Financial Results for Unum UK Segment

	Three Months Ended		Six Months Ended		Year Ended
	6/30/2014	6/30/2013	6/30/2014	6/30/2013	12/31/2013	12/31/2012
Operating Revenue
Premium Income
Group Long-term Disability	$105.9	$96.3	$208.9	$194.2	$389.9	$409.7
Group Life	33.7	26.5	68.5	57.5	106.4	221.3
Supplemental	14.4	14.8	28.3	29.7	60.3	63.6
Total Premium Income	154.0	137.6	305.7	281.4	556.6	694.6
Net Investment Income	44.3	45.4	77.9	76.2	148.5	170.8
Other Income	0.2	(0.1)	0.1	—	0.1	0.1
Total	198.5	182.9	383.7	357.6	705.2	865.5

Benefits and Expenses
Benefits and Change in Reserves for Future Benefits	114.0	115.8	220.4	215.8	413.3	541.4
Commissions	10.6	8.5	20.5	18.8	38.0	42.6
Deferral of Acquisition Costs	(2.5)	(2.4)	(4.7)	(4.7)	(9.8)	(11.8)
Amortization of Deferred Acquisition Costs	3.2	3.5	6.4	7.6	14.7	15.7
Other Expenses	33.6	24.0	65.0	55.3	117.0	146.3
Total	158.9	149.4	307.6	292.8	573.2	734.2

Operating Income	$39.6	$33.5	$76.1	$64.8	$132.0	$131.3

Operating Ratios (% of Premium Income):
Benefit Ratio	74.0%	84.2%	72.1%	76.7%	74.3%	77.9%
Other Expense Ratio	21.8%	17.4%	21.3%	19.7%	21.0%	21.1%
Operating Income Ratio	25.7%	24.3%	24.9%	23.0%	23.7%	18.9%

Persistency:
Group Long-term Disability			87.5%	82.0%	82.2%	84.0%
Group Life			70.4%	74.0%	66.7%	82.5%
Supplemental			86.3%	87.0%	78.8%	84.6%

Unum Group Financial Results for Unum UK Segment - Continued

(in millions of pounds, except exchange rate)	Three Months Ended		Six Months Ended		Year Ended
	6/30/2014	6/30/2013	6/30/2014	6/30/2013	12/31/2013	12/31/2012
Operating Revenue
Premium Income
Group Long-term Disability	£62.9	£62.7	£125.1	£125.8	£249.2	£258.4
Group Life	20.0	17.3	41.0	37.3	68.2	139.6
Supplemental	8.6	9.6	17.0	19.3	38.5	40.1
Total Premium Income	91.5	89.6	183.1	182.4	355.9	438.1
Net Investment Income	26.3	29.6	46.6	49.4	94.9	107.7
Other Income	0.1	—	0.1	—	0.1	—
Total	117.9	119.2	229.8	231.8	450.9	545.8

Benefits and Expenses
Benefits and Change in Reserves for Future Benefits	67.7	75.4	132.0	139.9	264.5	341.4
Commissions	6.3	5.6	12.3	12.2	24.3	26.9
Deferral of Acquisition Costs	(1.5)	(1.6)	(2.8)	(3.1)	(6.2)	(7.5)
Amortization of Deferred Acquisition Costs	1.9	2.3	3.8	5.0	9.3	9.9
Other Expenses	19.9	15.7	38.9	35.8	74.7	92.2
Total	94.3	97.4	184.2	189.8	366.6	462.9

Operating Income	£23.6	£21.8	£45.6	£42.0	£84.3	£82.9

Weighted Average Pound/Dollar Exchange Rate	1.678	1.537	1.669	1.543	1.566	1.584

10. 1

Unum Group Financial Results for Colonial Life Segment

	Three Months Ended		Six Months Ended		Year Ended
	6/30/2014	6/30/2013	6/30/2014	6/30/2013	12/31/2013	12/31/2012
Operating Revenue
Premium Income
Accident, Sickness, and Disability	$189.2	$184.7	$378.3	$369.5	$738.7	$724.5
Life	57.5	55.3	114.9	110.1	221.1	209.7
Cancer and Critical Illness	70.1	67.9	140.0	135.4	272.4	260.3
Total Premium Income	316.8	307.9	633.2	615.0	1,232.2	1,194.5
Net Investment Income	36.2	34.3	73.1	74.0	145.4	138.6
Other Income	0.1	0.1	—	0.1	0.2	0.3
Total	353.1	342.3	706.3	689.1	1,377.8	1,333.4

Benefits and Expenses
Benefits and Change in Reserves for Future Benefits	164.6	160.3	324.4	321.6	667.0	627.3
Commissions	63.5	62.5	127.0	126.5	252.5	254.5
Deferral of Acquisition Costs	(52.7)	(50.7)	(105.2)	(102.6)	(205.0)	(206.3)
Amortization of Deferred Acquisition Costs	43.8	43.0	88.3	86.0	174.2	166.5
Other Expenses	58.6	56.1	117.1	111.1	224.3	217.1
Total	277.8	271.2	551.6	542.6	1,113.0	1,059.1

Operating Income Including UDB Reserve Increase	75.3	71.1	154.7	146.5	264.8	274.3
UDB Reserve Increase	—	—	—	—	20.1	—
Operating Income	$75.3	$71.1	$154.7	$146.5	$284.9	$274.3

Operating Ratios (% of Premium Income):
Benefit Ratio	52.0%	52.1%	51.2%	52.3%	54.1%	52.5%
Benefit Ratio Excluding UDB Reserve Increase					52.5%
Other Expense Ratio	18.5%	18.2%	18.5%	18.1%	18.2%	18.2%
Income Ratio	23.8%	23.1%	24.4%	23.8%	21.5%	23.0%
Operating Income Ratio	23.8%	23.1%	24.4%	23.8%	23.1%	23.0%

Persistency:
Accident, Sickness, and Disability			74.8%	75.8%	75.2%	75.7%
Life			84.9%	85.5%	85.2%	85.7%
Cancer and Critical Illness			82.5%	83.9%	83.1%	84.5%

Unum Group Financial Results for Closed Block Segment

	Three Months Ended		Six Months Ended		Year Ended
	6/30/2014	6/30/2013	6/30/2014	6/30/2013	12/31/2013	12/31/2012
Operating Revenue
Premium Income
Individual Disability	$157.8	$170.6	$318.9	$352.4	$687.5	$736.4
Long-term Care	157.1	157.8	313.6	316.6	630.6	631.9
All Other	0.2	0.4	0.5	0.1	0.7	2.2
Total Premium Income	315.1	328.8	633.0	669.1	1,318.8	1,370.5
Net Investment Income	326.5	316.1	642.8	629.2	1,272.3	1,230.5
Other Income	24.5	23.8	46.1	47.9	93.9	100.1
Total	666.1	668.7	1,321.9	1,346.2	2,685.0	2,701.1

Benefits and Expenses
Benefits and Change in Reserves for Future Benefits	560.0	571.0	1,115.6	1,150.3	2,293.0	2,314.9
Commissions	25.4	27.1	51.5	55.1	113.8	112.6
Interest and Debt Expense	1.8	2.1	3.7	4.3	8.4	10.4
Other Expenses	41.6	38.9	84.7	79.6	160.4	167.7
Total	628.8	639.1	1,255.5	1,289.3	2,575.6	2,605.6

Operating Income	$37.3	$29.6	$66.4	$56.9	$109.4	$95.5

Interest Adjusted Loss Ratios:
Individual Disability	89.4%	82.7%	85.4%	82.1%	82.6%	83.0%
Long-term Care	80.8%	90.1%	82.8%	89.8%	89.6%	90.1%

Operating Ratios (% of Premium Income):
Other Expense Ratio	13.2%	11.8%	13.4%	11.9%	12.2%	12.2%
Operating Income Ratio	11.8%	9.0%	10.5%	8.5%	8.3%	7.0%

Persistency:
Individual Disability			91.4%	92.2%	91.8%	92.5%
Long-term Care			95.2%	95.5%	95.5%	95.8%

Unum Group Financial Results for Corporate Segment

	Three Months Ended		Six Months Ended		Year Ended
	6/30/2014	6/30/2013	6/30/2014	6/30/2013	12/31/2013	12/31/2012
Operating Revenue
Net Investment Income	$0.9	$(0.8)	$0.2	$1.0	$(3.7)	$23.0
Other Income	(0.2)	0.8	1.3	2.4	7.7	2.8
Total	0.7	—	1.5	3.4	4.0	25.8

Interest and Other Expenses	49.7	37.1	84.7	74.2	147.5	134.3

Operating Loss Including Costs Related to Early Retirement of Debt	(49.0)	(37.1)	(83.2)	(70.8)	(143.5)	(108.5)
Costs Related to Early Retirement of Debt	13.2	—	13.2	—	—	—
Operating Loss	$(35.8)	$(37.1)	$(70.0)	$(70.8)	$(143.5)	$(108.5)

Unum Group Reserves

	June 30, 2014
	Gross						Total
	Policy		Claim Reserves				Reinsurance	Total
	Reserves	%	Incurred	IBNR	%	Total	Ceded	Net
Group Disability	$—	—%	$6,653.3	$588.8	29.6%	$7,242.1	$64.2	$7,177.9
Group Life and Accidental Death & Dismemberment	70.2	0.4	694.7	196.8	3.6	961.7	2.4	959.3
Individual Disability - Recently Issued	555.2	3.5	1,183.6	125.8	5.4	1,864.6	113.1	1,751.5
Voluntary Benefits	1,329.7	8.2	54.1	66.9	0.5	1,450.7	29.0	1,421.7
Unum US Segment	1,955.1	12.1	8,585.7	978.3	39.1	11,519.1	208.7	11,310.4

Unum UK Segment	25.4	0.2	2,388.8	158.0	10.4	2,572.2	127.5	2,444.7

Colonial Life Segment	1,619.1	10.0	278.1	133.4	1.7	2,030.6	13.4	2,017.2

Individual Disability	793.5	4.9	10,249.8	293.4	43.1	11,336.7	1,545.7	9,791.0
Long-term Care	6,030.4	37.2	926.4	99.7	4.2	7,056.5	43.7	7,012.8
Other	5,774.2	35.6	222.6	143.8	1.5	6,140.6	4,909.8	1,230.8
Closed Block Segment	12,598.1	77.7	11,398.8	536.9	48.8	24,533.8	6,499.2	18,034.6

Subtotal	$16,197.7	100.0%	$22,651.4	$1,806.6	100.0%	40,655.7	6,848.8	33,806.9

Adjustment to Reserves for Unrealized Gain on Securities						5,582.0	349.5	5,232.5

Consolidated						$46,237.7	$7,198.3	$39,039.4

The increase in the adjustment to reserves for unrealized gain on securities, relative to year-end 2013, was due primarily to a decrease in both U.S. Treasury rates and credit spreads. This adjustment is consistent with a similar adjustment to our invested assets.

Unum Group Reserves

	December 31, 2013
	Gross						Total
	Policy		Claim Reserves				Reinsurance	Total
	Reserves	%	Incurred	IBNR	%	Total	Ceded	Net
Group Disability	$—	—%	$6,810.3	$569.1	30.1%	$7,379.4	$66.6	$7,312.8
Group Life and Accidental Death & Dismemberment	72.3	0.5	713.2	201.1	3.7	986.6	2.5	984.1
Individual Disability - Recently Issued	558.3	3.5	1,155.7	124.4	5.2	1,838.4	104.3	1,734.1
Voluntary Benefits	1,298.4	8.1	48.9	73.2	0.5	1,420.5	29.2	1,391.3
Unum US Segment	1,929.0	12.1	8,728.1	967.8	39.5	11,624.9	202.6	11,422.3

Unum UK Segment	24.9	0.1	2,286.0	171.7	10.0	2,482.6	130.1	2,352.5

Colonial Life Segment	1,577.6	9.9	274.1	134.1	1.7	1,985.8	13.9	1,971.9

Individual Disability	859.3	5.4	10,346.8	281.9	43.3	11,488.0	1,545.0	9,943.0
Long-term Care	5,791.4	36.3	865.7	94.8	3.9	6,751.9	42.6	6,709.3
Other	5,783.8	36.2	234.4	150.2	1.6	6,168.4	4,915.2	1,253.2
Closed Block Segment	12,434.5	77.9	11,446.9	526.9	48.8	24,408.3	6,502.8	17,905.5

Subtotal	$15,966.0	100.0%	$22,735.1	$1,800.5	100.0%	40,501.6	6,849.4	33,652.2

Adjustment to Reserves for Unrealized Gain on Securities						4,108.5	263.8	3,844.7

Consolidated						$44,610.1	$7,113.2	$37,496.9

14. 1

Unum Group Investments

	6/30/2014			6/30/2014	3/31/2014
Fixed Maturity Securities (Fair Value)			Selected Statistics
Public	$28,967.4	64.5%	Duration Weighted Book Yield	6.21%	6.25%
Asset-Backed Securities (1)	101.6	0.2	Average Duration (in years)	7.58	7.51
Residential Mortgage-Backed Securities	2,330.5	5.2
Commercial Mortgage-Backed Securities	132.5	0.3
Private Placements	5,334.5	11.9
High Yield	3,388.2	7.5
Government Securities	2,582.3	5.8
Municipal Securities (2)	2,013.7	4.5
Redeemable Preferred Stocks	50.2	0.1
Total	$44,900.9	100.0%

	Amortized Cost	Fair Value
Quality Ratings of Fixed Maturity Securities			Schedule BA and Non-Current
Aaa	9.0%	8.8%	Total Non-Current Investments	$54.0	$39.9
Aa	9.2	9.3	Total Schedule BA Assets	$486.5	$477.4
A	30.7	31.6
Baa	42.8	42.6
Below Baa	8.3	7.7
Total	100.0%	100.0%

(1) Includes $35.1 million of high yield mortgage-backed securities.
(2) Includes $17.8 million of high yield taxable municipal securities.

Unum Group Investments at June 30, 2014

Fixed Maturity Securities - By Industry Classification - Unrealized Gain (Loss)
Classification	Fair Value	Net Unrealized Gain	Fair Value of Fixed Maturity Securities with Gross Unrealized Loss	Gross Unrealized Loss	Fair Value of Fixed Maturity Securities with Gross Unrealized Gain	Gross Unrealized Gain
Basic Industry	$2,742.5	$280.6	$207.8	$12.3	$2,534.7	$292.9
Capital Goods	3,828.0	501.5	118.8	2.4	3,709.2	503.9
Communications	3,061.4	490.4	97.0	1.5	2,964.4	491.9
Consumer Cyclical	1,224.1	158.9	—	—	1,224.1	158.9
Consumer Non-Cyclical	5,884.8	754.4	475.9	15.1	5,408.9	769.5
Energy (Oil & Gas)	6,351.9	939.5	278.8	11.3	6,073.1	950.8
Financial Institutions	3,457.0	370.7	28.1	0.6	3,428.9	371.3
Mortgage/Asset-Backed	2,564.6	208.8	17.8	0.5	2,546.8	209.3
Sovereigns	1,393.6	169.5	36.5	0.6	1,357.1	170.1
Technology	1,125.3	96.7	166.5	4.6	958.8	101.3
Transportation	1,519.7	228.6	29.4	0.7	1,490.3	229.3
U.S. Government Agencies and Municipalities	3,202.4	502.1	182.2	8.2	3,020.2	510.3
Public Utilities	8,495.4	1,308.2	163.0	7.2	8,332.4	1,315.4
Redeemable Preferred Stocks	50.2	6.2	—	—	50.2	6.2
Total	$44,900.9	$6,016.1	$1,801.8	$65.0	$43,099.1	$6,081.1

Gross Unrealized Loss on Fixed Maturity Securities By Length of Time in Unrealized Loss Position
	Investment-Grade			Below-Investment-Grade
Category	Fair Value	Gross Unrealized Loss		Fair Value	Gross Unrealized Loss
Less than 91 days	$176.3	$2.2		$14.0	$0.1
91 through 180 days	—	—		—	—
181 through 270 days	7.7	0.1		19.4	0.6
271 days to 1 year	25.0	1.0		0.4	—
Greater than 1 year	1,254.4	47.0		304.6	14.0
Total	$1,463.4	$50.3		$338.4	$14.7

15. 1

Appendix to Statistical Supplement

2014 Significant Items

During the second quarter of 2014, we retired $145.0 million of our outstanding 6.85% notes issued by one of our U.K. subsidiaries, including a make-whole amount of $13.2 million ($10.4 million after tax). In conjunction with this retirement, we reclassified $13.1 million ($10.5 million after tax) from accumulated other comprehensive income to realized investment gain in our consolidated statements of income. This reclassification represents the applicable portion of the deferred gain from previously terminated derivatives associated with the hedge of this debt.

2013 Significant Items

Year ended December 31, 2013 results included the following:

•
Claim reserve increases of $49.1 million for Unum US group life, $26.3 million for Unum US voluntary life, and $20.1 million for Colonial Life voluntary life, for a total reserve increase of $95.5 million with a corresponding decrease in net income of $62.1 million, less applicable income tax, related to unclaimed death benefits.

•	A reserve reduction of $85.0 million before tax and $55.2 million after tax related to Unum US group life waiver of premium benefits.

Non-GAAP Financial Measures

We analyze our Company's performance using non-GAAP financial measures which exclude or include amounts that are not normally excluded or included in the most directly comparable measure calculated and presented in accordance with GAAP. We believe the following non-GAAP financial measures are better performance measures and better indicators of the revenue and profitability and underlying trends in our business:

•	Operating revenue, which excludes realized investment gains or losses;

•
Before-tax operating income or loss, which excludes realized investment gains or losses, non-operating retirement-related gains or losses, income tax, and certain other items, as applicable, and after-tax operating income or loss which includes income tax;

•	Operating return on equity, which is calculated using after-tax operating income or loss and excludes from equity the unrealized gain or loss on securities and net gain on cash flow hedges;

•
Leverage ratio, which excludes the unrealized gain or loss on securities and net gain on cash flow hedges, the non-recourse debt and associated capital of Tailwind Holdings, LLC and Northwind Holdings, LLC, and short-term debt arising from securities lending agreements; and

•	Book value per common share, which is calculated excluding AOCI.

Realized investment gains or losses, non-operating retirement-related gains or losses, unrealized gains or losses on securities and net gains on cash flow hedges depend on market conditions and do not necessarily relate to decisions regarding the underlying business of our Company. Leverage ratio and book value per common share excluding certain components of AOCI, certain of which tend to fluctuate depending on market conditions and general economic trends, are important measures. We also exclude certain other items from our discussion of financial ratios and metrics in order to enhance the understanding and comparability of our operational performance and the underlying fundamentals, but this exclusion is not an indication that similar items may not recur and does not replace the comparable GAAP measures in the determination of overall profitability. For a reconciliation of these non-GAAP financial measures to the most directly comparable GAAP measures, refer to the "Reconciliation of Non-GAAP Financial Measures" beginning on page 16.1.

16

Reconciliation of Non-GAAP Financial Measures

	Three Months Ended
	June 30	March 31	December 31	September 30	June 30	March 31	December 31	September 30	June 30
	2014		2013				2012
	(in millions)
Operating Revenue	$2,627.6	$2,604.8	$2,576.9	$2,567.0	$2,588.6	$2,614.5	$2,633.6	$2,606.7	$2,620.0
Net Realized Investment Gain (Loss)	25.9	6.3	9.3	(26.1)	13.3	10.3	24.6	21.3	(2.1)
Total Revenue	$2,653.5	$2,611.1	$2,586.2	$2,540.9	$2,601.9	$2,624.8	$2,658.2	$2,628.0	$2,617.9

	After-Tax	Average	Annualized
	Operating	Allocated	Operating
	Income (Loss)	Equity(1)	Return
	(in millions)		On Equity
Three Months Ended June 30, 2014
Unum US	$143.3	$4,097.8	14.0%
Unum UK	31.4	679.1	18.6%
Colonial Life	49.0	1,141.0	17.1%
Core Operating Segments	223.7	5,917.9	15.1%
Closed Block	24.6	2,754.3
Corporate	(13.5)	(369.5)
Total	$234.8	$8,302.7	11.3%

Three Months Ended June 30, 2013
Unum US	$140.3	$4,116.8	13.6%
Unum UK	26.8	610.0	17.5%
Colonial Life	46.3	1,110.4	16.7%
Core Operating Segments	213.4	5,837.2	14.6%
Closed Block	19.5	2,550.7
Corporate	(14.4)	(865.2)
Total	$218.5	$7,522.7	11.6%

(1)Excludes unrealized gain on securities and net gain on cash flow hedges and is calculated using the stockholders' equity balances presented on page 16.3.

16. 1

Reconciliation of Non-GAAP Financial Measures - Continued

	After-Tax	Average	Annualized
	Operating	Allocated	Operating
	Income (Loss)	Equity(2)	Return
	(in millions)		On Equity
Six Months Ended June 30, 2014
Unum US	$281.4	$4,134.1	13.6%
Unum UK	60.7	655.4	18.5%
Colonial Life	100.6	1,144.0	17.6%
Core Operating Segments	442.7	5,933.5	14.9%
Closed Block	43.9	2,738.4
Corporate	(26.1)	(421.9)
Total	$460.5	$8,250.0	11.2%

Six Months Ended June 30, 2013
Unum US	$276.7	$4,113.6	13.5%
Unum UK	51.1	733.3	13.9%
Colonial Life	95.3	1,104.4	17.3%
Core Operating Segments	423.1	5,951.3	14.2%
Closed Block	37.1	2,524.0
Corporate	(26.1)	(966.8)
Total	$434.1	$7,508.5	11.6%

(2)Excludes unrealized gain on securities and net gain on cash flow hedges and is calculated using the stockholders' equity balances presented on page 16.3.

16. 2

Reconciliation of Non-GAAP Financial Measures - Continued

	After-Tax	Average
	Operating	Allocated	Operating
	Income (Loss)	Equity(3)	Return
	(in millions)		On Equity
Year Ended December 31, 2013
Unum US	$563.1	$4,141.8	13.6%
Unum UK	104.5	744.3	14.0%
Colonial Life	185.2	1,122.6	16.5%
Core Operating Segments	852.8	6,008.7	14.2%
Closed Block	71.3	2,580.4
Corporate	(41.6)	(856.8)
Total	$882.5	$7,732.3	11.4%

Year Ended December 31, 2012
Unum US	$555.3	$4,024.1	13.8%
Unum UK	99.2	811.2	12.2%
Colonial Life	178.3	1,064.4	16.8%
Core Operating Segments	832.8	5,899.7	14.1%
Closed Block	62.3	2,234.2
Corporate	(7.6)	(892.1)
Total	$887.5	$7,241.8	12.3%

(3)Excludes unrealized gain on securities and net gain on cash flow hedges and is calculated using the stockholders' equity balances presented below.

Average allocated equity is computed as follows:

(in millions)	6/30/2014	3/31/2014	12/31/2013	6/30/2013	3/31/2013	12/31/2012	12/31/2011
Total Stockholders' Equity, As Reported	$9,243.7	$8,955.7	$8,659.1	$8,380.6	$8,557.8	$8,612.6	$8,169.7
Net Unrealized Gain on Securities	501.2	325.3	135.7	295.6	792.4	873.5	614.8
Net Gain on Cash Flow Hedges	369.5	398.0	396.3	405.5	399.6	401.6	408.7
Total Stockholders' Equity, As Adjusted	$8,373.0	$8,232.4	$8,127.1	$7,679.5	$7,365.8	$7,337.5	$7,146.2

	Three Months Ended	Six Months Ended	Twelve Months Ended	Three Months Ended	Six Months Ended	Twelve Months Ended
	6/30/2014		12/31/2013	6/30/2013		12/31/2012
Average Stockholders' Equity Excluding Net Unrealized Gain on Securities and Net Gain on Cash Flow Hedges	$8,302.7	$8,250.0	$7,732.3	$7,522.7	$7,508.5	$7,241.8

16. 3

Reconciliation of Non-GAAP Financial Measures - Continued

	Three Months Ended June 30				Six Months Ended June 30
	2014		2013		2014		2013
	(in millions)	per share *	(in millions)	per share *	(in millions)	per share *	(in millions)	per share *
After-tax Operating Income	$234.8	$0.91	$218.5	$0.82	$460.5	$1.78	$434.1	$1.62
Net Realized Investment Gain, Net of Tax	19.0	0.07	8.6	0.03	23.1	0.09	15.3	0.06
Non-operating Retirement-related Loss, Net of Tax	(0.9)	—	(8.5)	(0.03)	(1.8)	(0.01)	(18.2)	(0.07)
Costs Related to Early Retirement of Debt, Net of Tax	(10.4)	(0.04)	—	—	(10.4)	(0.04)	—	—
Net Income	$242.5	$0.94	$218.6	$0.82	$471.4	$1.82	$431.2	$1.61

* Assuming Dilution

	Year Ended December 31
(in millions)	2013	2012
After-tax Operating Income	$882.5	$887.5
Net Realized Investment Gain, Net of Tax	3.9	37.1
Non-operating Retirement-related Loss, Net of Tax	(21.4)	(30.2)
UDB Reserve Increase, Net of Tax	(62.1)	—
Waiver Reserve Reduction, Net of Tax	55.2	—
Net Income	$858.1	$894.4

	June 30		December 31
	2014	2013	2013	2012
	(in millions)
Debt, As Reported	$2,849.4	$2,797.6	$2,688.5	$3,211.2
Excluding Securities Lending Agreements	57.4	153.6	76.5	455.8
Excluding Non-recourse Debt	410.0	470.0	440.0	562.5
Debt, As Adjusted	$2,382.0	$2,174.0	$2,172.0	$2,192.9

Total Stockholders' Equity, As Reported	$9,243.7	$8,380.6	$8,659.1	$8,612.6
Excluding Net Unrealized Gain on Securities and Net Gain on Cash Flow Hedges	870.7	701.1	532.0	1,275.1
Excluding Northwind and Tailwind Capital	840.0	848.0	846.4	870.6
	7,533.0	6,831.5	7,280.7	6,466.9
Debt, As Adjusted	2,382.0	2,174.0	2,172.0	2,192.9
Total Capital, As Adjusted	$9,915.0	$9,005.5	$9,452.7	$8,659.8

Leverage Ratio	24.0%	24.1%	23.0%	25.3%

16. 4